                                                                                                                        Exhibit 10.2

                                                            LEASE GUARANTY

         THIS LEASE GUARANTY  ("Guaranty") is made by Encore Capital Group, Inc., a Delaware corporation  ("Guarantor") in favor of LBA
–Realty  Fund–Holding  Co. I, LLC, a Delaware  limited  liability  company  ("Landlord")  in  connection  with that certain  lease dated
April 8, 2004  (the "Lease")  pursuant to which  Landlord is to lease to Midland  Credit  Management,  Inc., a Kansas  corporation
("Tenant") certain premises located in the Building at 8875 Aero Drive in San Diego, California  92123 (the "Premises").

         A.       Landlord  requires this Guaranty as a condition to its execution of the Lease and the  performance of the obligations to be performed under the Lease by Landlord.

         B.       Guarantor has agreed to provide this Guaranty to induce  Landlord to enter into the Lease with Tenant and perform its obligations under the Lease.

         In consideration of Landlord's agreement to execute the Lease and for other good and valuable  consideration,  the receipt and sufficiency of which are hereby acknowledged, Guarantor does hereby agree with Landlord as follows:

         1.       The Lease is hereby incorporated into and made a part of this Guaranty by this reference.

         2.       Guarantor hereby  unconditionally  guarantees,  as a primary obligor and not as a surety, without deduction by reason of setoff,  defense or  counterclaim,  the full and punctual  payment of all sums of rent and other amounts payable under the Lease and the full and punctual  performance  of all terms,  covenants  and  conditions  in the Lease to be kept,  performed  and/or  observed by
Tenant.  Guarantor's obligations under this Guaranty are continuing and unconditional.

         3.       Guarantor  hereby  agrees  that,  without the consent of or notice to  Guarantor  and  without  affecting  any of the obligations  of  Guarantor  hereunder:  (a) the  Lease may be extended  and any other term,  covenant or  condition of the Lease may be amended,  compromised,  released or otherwise  altered by Landlord and Tenant,  and Guarantor does guarantee and promise to perform all the obligations of Tenant under the Lease as so extended, amended,  compromised,  released or altered; (b) any guarantor of or party to the Lease may be released,  substituted or added;  (c) any right or remedy under the Lease may be exercised,  not exercised,  impaired, modified,  limited,  destroyed, or suspended;  (d) Landlord or any other person may deal in any manner with Tenant, any guarantor,  any party to the Lease or any other person;  (e) Landlord  may permit Tenant to holdover the Premises beyond the Lease Term; and (f) all or any part of the Premises or of Tenant's rights or liabilities  under the Lease may be sublet,  assigned or assumed.  Without in any way limiting the foregoing,  Guarantor  agrees not to unreasonably  withhold its consent to any sublease,  assignment of the Lease or other modification of the Lease which is agreed to by Landlord and Tenant.

         4.       Guarantor  hereby waives and agrees not to assert or take advantage of: (a) any right to require  Landlord to proceed against Tenant, or any other guarantor or person or to pursue any other security or remedy before  proceeding  against  Guarantor;  (b)
any defense based on the genuineness,  validity,  regularity or enforceability of the Lease; (c) any right or defense that may arise by reason of the incapacity,  lack of authority,  death or disability of Tenant or any other person;  and (d) any right or defense arising by reason of the absence, impairment,  modification,  limitation,  destruction or cessation (in bankruptcy, by an election of remedies, or  otherwise)  of the  liability of Tenant,  of the  subrogation  rights of Guarantor or of the right of Guarantor to proceed  against
Tenant for  reimbursement.  Without  limiting the  generality  of the  foregoing,  Guarantor  hereby waives any and all benefits of the provisions of Sections  2809,  2810 and 2845 of the  California  Civil Code and any similar or analogous  statutes of California or any other jurisdiction.

         5.       Guarantor  hereby waives and agrees not to assert or take  advantage of (a) any right or defense based on the absence of any or all presentments,  demands  (including  demands for  performance),  notices  (including  notices of any adverse change in the financial status of Tenant,  notices of any other facts which increase the risk to Guarantor,  notices of  non-performance  and notices of  acceptance of this  Guaranty)  and protests of each and every kind;  (b) the  defense of any statute of  limitations  in any action under or related to this  Guaranty or the Lease;  (c) any right or defense based on a lack of diligence or failure or delay by Landlord in enforcing  its rights under this Guaranty or the Lease;  and (d) any  other rights and defenses that are or may become  available to
Guarantor by reason of  Sections 2787  through 2855,  inclusive,  of the  California  Civil Code  (however with respect to  Guarantor's rights under  Sections 2847,  2848 and 2849, the foregoing waiver shall be applicable only until all of Tenant's obligations under this
Lease are fully performed).

         6.       Guarantor  hereby  waives and agrees not to assert or take  advantage of any right to  (a) exoneration  if Landlord's actions  shall  impair any  security or  collateral  of  Guarantor;  (b) until  all of Tenant's  obligations  under the Lease are fully satisfied,  any security or collateral held by Landlord;  (c) require Landlord to proceed against or exhaust any security or collateral before  proceeding  against  Guarantor;  (d) require  Landlord  to pursue any right or remedy for the  benefit  of  Guarantor.  Without limiting the  generality of the  foregoing,  Guarantor  hereby waives any and all benefits of the  provisions  of Sections  2819,  2849
(until all of Tenant's  obligations  under the Lease as satisfied) and 2850 of the  California  Civil Code and any similar or analogous statutes of California or any other jurisdiction.

         7.       Guarantor  shall not,  without the prior  written  consent of  Landlord,  commence,  or join with any other person in commencing,  any bankruptcy,  reorganization  or insolvency  proceeding  against Tenant.  Guarantor's  obligations  under this Guaranty shall in no way be affected by any  bankruptcy,  reorganization  or  insolvency  of Tenant or any successor or assignee of Tenant or by any  disaffirmance  or abandonment of the Lease or any payment under this Guaranty by a trustee of Tenant in any bankruptcy  proceeding including,  without  limitation,  any  impairment,  limitation,  or  modification of the liability of Tenant or the estate of Tenant in bankruptcy,  or of any remedy for the enforcement of Tenant's  liability under the Lease resulting from the operation of any present or future  provision of any federal or state  bankruptcy or insolvency  law or other statute or from the decision of any court.  Guarantor shall file in any  bankruptcy  or other  proceeding  in which the filing of claims is required  or  permitted  by law all claims  which
Guarantor  may have  against  Tenant  relating to any  indebtedness  of Tenant to  Guarantor  and will assign to Landlord all rights of
Guarantor  thereunder.  Landlord  shall have the sole right to accept or reject any plan  proposed in such  proceeding  and to take any other action which a party filing a claim is entitled to do. In all such cases,  whether in  administration,  bankruptcy  or otherwise, the person or persons  authorized  to pay such claim  shall pay to  Landlord  the amount  payable on such claim and, to the full extent necessary for that purpose,  Guarantor  hereby assigns to Landlord all of Guarantor's  rights to any such payments or  distributions to which Guarantor would otherwise be entitled;  provided,  however, that Guarantor's  obligations hereunder shall not be satisfied except to the extent that Landlord  receives  cash by reason of any such payment or  distribution.  If Landlord  receives  anything  hereunder other than cash, the same shall be held as collateral for amounts due under this Guaranty.

         8.       Until all the  Tenant's  obligations  under the Lease are  fully  performed,  Guarantor:  (a) shall  have no right of subrogation or  reimbursement  against the Tenant by reason of any payments or acts of  performance  by Guarantor  under this Guaranty;
(b) subordinates  any  liability or  indebtedness  of the Tenant now or hereafter  held by Guarantor to the  obligations  of the Tenant under,  arising out of or related to the Lease or Tenant's use of the Premises;  and (c) acknowledges  that the actions of Landlord may affect or eliminate  any rights of  subrogation  or  reimbursement  of Guarantor as against  Tenant  without any  liability or recourse against  Landlord.  Without  limiting the  generality of the  foregoing,  until all of Tenant's  obligations  under the Lease are fully satisfied,  Guarantor  hereby  waives any and all benefits of the  provisions  of  Section 2848  of the  California  Civil Code and any
similar or analogous statutes of California or any other jurisdiction.

         9.       Prior to the  execution  of this  Guaranty  and at any time  during the Term of the Lease upon thirty (30) days prior written notice from Landlord (but no more often than once in any calendar year),  Guarantor  agrees to provide  Landlord with a current financial  statement  for  Guarantor.  Guarantor's  financial  statements  are to be prepared in  accordance  with  generally  accepted accounting  principles.  Guarantor  represents and warrants that all such financial  statements shall be true and correct statements of
Guarantor's  financial  condition.  Notwithstanding  the  foregoing,  Guarantor  shall not be required  to provide  any such  financial statements so long as its financial statements are publicly available.

         10.      The liability of Guarantor and all rights,  powers and remedies of Landlord  hereunder and under any other  agreement now or at any time  hereafter in force between  Landlord and Guarantor  relating to the Lease shall be cumulative  and not  alternative and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to Landlord by law.

         11.      This Guaranty  applies to, inures to the benefit of and binds all parties hereto,  their heirs,  devisees,  legatees, executors,  administrators,  representatives,  successors  and assigns.  This  Guaranty may be assigned by Landlord  voluntarily  or by operation of law.

         12.      This Guaranty shall  constitute the entire agreement  between  Guarantor and the Landlord with respect to the subject matter  hereof.  No provision of this Guaranty or right of Landlord  hereunder may be waived nor may any guarantor be released from any obligation  hereunder  except by a writing duly  executed by an  authorized  officer,  director or trustee of  Landlord.  The waiver or failure to enforce any  provision of this  Guaranty  shall not operate as a waiver of any other  breach of such  provision or any other provisions  hereof.  No course of dealing  between  Landlord and Tenant shall alter or affect the  enforceability  of this  Guaranty or
Guarantor's obligations hereunder.

         13.      Guarantor hereby agrees to indemnify,  protect, defend and hold Landlord harmless from and against, all losses, costs and expenses including,  without limitation, all interest, default interest,  post-petition bankruptcy interest and other post-petition obligations,  late  charges,  court  costs and  attorneys'  fees,  which may be suffered  or  incurred  by  Landlord  in  enforcing  or compromising any rights under this Guaranty or in enforcing or compromising the performance of Tenant's obligations under the Lease.

         14.      The term "Landlord"  whenever  hereinabove used refers to and means the Landlord in the foregoing Lease  specifically named and also any assignee of said Landlord,  whether by outright assignment or by assignment for security,  and also any successor to the interest of said  Landlord or of any assignee of such Lease or any part  thereof,  whether by  assignment  or  otherwise.  The term
"Tenant" whenever  hereinabove used refers to and means the Tenant in the foregoing Lease  specifically  named and also any assignee or subtenant  of said Lease and also any  successor  to the  interests  of said  Tenant,  assignee or  sublessee of such Lease or any part thereof,  whether by assignment,  sublease or otherwise  including,  without  limitation,  any trustee in bankruptcy and any bankruptcy estate of Tenant, Tenant's assignee or sublessee.

         15.      If any or all Guarantors  shall become  bankrupt or insolvent,  or any  application  shall be made to have any or all
Guarantors  declared bankrupt or insolvent,  or any or all Guarantors shall make an assignment for the benefit of creditors,  or any or all  Guarantors  shall enter into a proceeding  for the  dissolution  of marriage,  or in the event of death of any or all  Guarantors, notice of such  occurrence  or event shall be promptly  furnished to Landlord by such  Guarantor or such  Guarantor's  fiduciary.  This
Guarantee  shall extend to and be binding upon each  Guarantor's  successors and assigns,  including,  but not limited to,  trustees in bankruptcy and Guarantor's estate.

         16.      Any notice,  request,  demand,  instruction or other  communication  to be given to any party  hereunder  shall be in writing and sent by registered or certified  mail,  return  receipt  requested in accordance  with the notice  provisions of the Lease.
The Tenant  shall be deemed  Guarantor's  agent for service of process and notice to  Guarantor  delivered to the Tenant at the address set forth in the Lease shall  constitute  proper  notice to  Guarantor  for all  purposes.  Notices to Landlord  shall be  delivered to
Landlord's  address set forth in the Lease.  Landlord,  at its election,  may provide an additional  notice to Guarantor at the address provided under Guarantor's signature below.

         17.      If either party hereto  participates  in an action against the other party arising out of or in connection  with this
Guaranty,  the  prevailing  party shall be entitled to have and recover from the other party  reasonable  attorneys'  fees,  collection costs and other costs incurred in and in  preparation  for the action.  Guarantor  hereby waives any right to trial by jury and further waives and  agrees not to assert or take  advantage  of any  defense  based on any claim that any  arbitration  decision  binding  upon
Landlord and Tenant is not binding upon Guarantor.

         18.      Guarantor  agrees that all questions  with respect to this  Guaranty  shall be governed by, and decided in accordance with, the laws of the State of California.

         19.      Should  any one or more  provisions  of this  Guaranty  be  determined  to be  illegal  or  unenforceable,  all other provisions shall nevertheless be effective.

         20.      Time is strictly of the essence under this Guaranty and any amendment, modification or revision hereof.

         21.      If more than one person signs this  Guaranty,  each such person shall be deemed a guarantor and the obligation of all such  guarantors  shall be joint and several.  When the context and  construction  so requires,  all words used in the singular  herein shall be deemed to have been used in the  plural.  The word  "person"  as used  herein  shall  include an  individual,  company,  firm, association, partnership, corporation, trust or other legal entity of any kind whatsoever.

         22.      If Guarantor is a corporation,  each individual executing this Guaranty on behalf of said corporation  represents and warrants  that he is duly  authorized  to execute and deliver this Guaranty on behalf of said  corporation,  in accordance  with a duly adopted  resolution of the Board of Directors of said corporation or in accordance with the by-laws of said corporation,  and that this
Guaranty is binding upon said  corporation in accordance with its terms. If Guarantor is a corporation,  Landlord,  at its option,  may require  Guarantor to  concurrently,  with the execution of this Guaranty,  deliver to Landlord a certified copy of a resolution of the
Board of Directors of said corporation authorizing or ratifying the execution of this Guaranty.

         THE UNDERSIGNED HAS READ AND UNDERSTANDS THE TERMS AND CONDITIONS  CONTAINED IN THIS GUARANTY  INCLUDING,  WITHOUT LIMITATION,
ALL WAIVERS CONTAINED IN THIS GUARANTY.

Executed as of the date of the Lease.

                                                           ENCORE CAPITAL GROUP, INC.,
                                                           a Delaware corporation

                                                           * By:  /s/ Carl C. Gregory, III
                                                                Print Name:  Carl C. Gregory, III
                                                                Print Title: CEO and President

                                                           * By:  /s/ Robin R. Pruitt
                                                                Print Name:  Robin R. Pruitt
                                                                Print Title: Sr. V.P. and General Counsel

                                                           Address of Guarantor:
                                                           Before Tenant’s occupancy of the Premises:
                                                           Encore Capital Group, Inc.
                                                           5775 Roscoe Court
                                                           San Diego, CA  92123
                                                           Attention:  General Counsel

                                                           After Tenant’s occupancy of the Premises:
                                                           Encore Capital Group, Inc.
                                                           8875 Aero Drive
                                                           San Diego, CA  92123
                                                           Attention:  General Counsel

-------------------------
       **NOTE:
                If Guarantor is a California corporation, then one of the following alternative requirements must be satisfied:
       (A)      This Guaranty must be signed by two (2) officers of such corporation: one being the chairman of the board, the president or a vice president, and the other being the secretary, an assistant secretary, the chief financial officer or an assistant treasurer.  If one (1) individual is signing in two (2) of the foregoing capacities, that individual must so indicate.
       (B)      If the requirements of (A) above are not satisfied, then Guarantor shall deliver to Landlord evidence reasonably acceptable to Landlord that the signatory(ies) is (are) authorized to execute this Guaranty.
       If Guarantor is a corporation incorporated in a state other than California, then Guarantor shall deliver to Landlord evidence reasonably acceptable to Landlord that the signatory(ies) is (are) authorized to execute this Guaranty.